UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 10, 2005
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16463 (Commission File Number)	13-4004153 (I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Presentation

Item 7.01. Regulation FD Disclosure.
On August 10, 2005, Peabody Energy Corporation (“Peabody”) presented at an energy conference in Houston hosted by UBS Investment Bank. A copy of Peabody’s presentation is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Peabody presentation given August 10, 2005 at the Houston energy conference hosted by UBS Investment Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
August 10, 2005	By:	/s/ Jeffery L. Klinger
		Name:	Jeffery L. Klinger
		Title:	Vice President, General Counsel and Secretary

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